UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2005

Date of Report (Date of earliest event reported)

The Sands Regent

(Exact name of registrant as specified in its charter)

Nevada	0-14050	88-0201135
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 North Arlington Ave.

Reno, Nevada

(Address of principal executive offices) (Zip Code)

(775) 348 2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 14, 2005, The Sands Regent announced Cornelius (“Cory”) T. Klerk was appointed Chief Financial Officer. Terms include a starting salary of $170,000.00 and participation in the senior management incentive stock program in which he will be eligible for an annual bonus of up to 40% of base salary.

As a signing bonus, Mr. Clerk will receive 35,000 shares of Company stock options, which will vest over a four-year period. Additionally, terms of employment provide for Mr. Clerk to a receive relocation reimbursement of up to $34,000. Mr. Clerk is anticipated to start on Monday, March 28, 2005.

Robert Medeiros, previously Chief Financial Officer, Chief Operating Officer, and Treasurer, will retain his role as Chief Operating Officer.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1 Text of press release, dated March 14, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2005	By:	/s/ Ferenc B. Szony
Ferenc B. Szony

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